UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2020 (April 30, 2020)

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 30, 2020, Laredo Petroleum, Inc. (the "Company") entered into the Fourth Amendment (the "Fourth Amendment") to the Fifth Amended and Restated Credit Agreement (as amended, the "Senior Secured Credit Facility") among the Company, as borrower, Wells Fargo Bank, N.A., as administrative agent, Laredo Midstream Services, LLC and Garden City Minerals, LLC, as guarantors, and the banks signatory thereto. Among the more significant changes reflected in the Fourth Amendment are: (i) the Borrowing Base was reduced from $950 million to $725 million; (ii) the Aggregate Elected Commitment Amount was reduced from $950 million to $725 million; (iii) margin applied to both Eurodollar and Adjusted Base Rate Loans and the fees charged in connection with letters of credit were increased by 0.500%, in each case, at all levels of Borrowing Base utilization; (iv) the aggregate amount of Asset Dispositions since the Determination Date of the Borrowing Base then in effect was reduced from 10% to 5% of the Borrowing Base then in effect; (v) the definition of Permitted Investments was modified to eliminate a safe harbor for investments in partnerships and joint ventures and the general "other" safe harbor; and (vi) the definition of Permitted Investment and covenants limiting Distributions and Redemption of Senior Notes were modified such that Investment, Distributions and Redemptions of Senior Notes remain permitted, in each case, so long as immediately after giving effect to such Investment, Distribution or Redemption (a) the amount of Distributions, Investments and Redemptions from and after April 1, 2020 is not greater than $100 million, (b) no Default or Event of Default exists, (c) undrawn Commitments are greater than or equal to 35% of Total Commitments, (d) the pro forma ratio of Consolidated Current Assets to Consolidated Current Liabilities is not less than 1.00 to 1.00, and (e) the pro forma Consolidated Total Leverage Ratio is not greater than 2.50 to 1.00. All capitalized terms above have the meanings ascribed to them in the Fourth Amendment or the Senior Secured Credit Facility, as applicable.
The foregoing description of the Fourth Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.
Item 2.02. Results of Operations and Financial Condition.
On May 6, 2020, the Company announced its financial and operating results for the quarter ended March 31, 2020. Copies of the Company's press release and Presentation (as defined below) are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Company plans to host a teleconference and webcast on May 7, 2020 at 7:30 am Central Time to discuss these results. To access the call, please dial 1.877.930.8286 or 1.253.336.8309 for international callers, and use conference code 5191340. A replay of the call will be available through Thursday, May 14, 2020, by dialing 1.855.859.2056, and using conference code 5191340. The webcast may be accessed at the Company's website, www.laredopetro.com, under the tab "Investor Relations."

In accordance with General Instruction B.2 of the Form 8-K, the information furnished under this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.
Item 7.01. Regulation FD Disclosure.

On May 6, 2020, the Company furnished the press release described above in Item 2.02 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On May 6, 2020, the Company also posted to its website a corporate presentation (the "Presentation"). The Presentation is available on the Company's website, www.laredopetro.com, and is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

All statements in the press release, teleconference and the Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and the Company's other filings with the SEC for a discussion of risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of the Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
99.1	Press release dated May 6, 2020.
99.2	Corporate Presentation dated May 6, 2020.
10.1
Fourth Amendment to Fifth Amended and Restated Credit Agreement, dated as of April 30, 2020, among Laredo Petroleum, Inc., as borrower, Wells Fargo Bank, N.A., as administrative agent, Laredo Midstream Services, LLC and Garden City Minerals, LLC, as guarantors and the banks signatory thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: May 6, 2020	By:	/s/ Michael T. Beyer
Michael T. Beyer
Senior Vice President and Chief Financial Officer